------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 25, 2004


               CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of the CWALT, INC., Alternative Loan Trust 2004-4CB, Mortgage Pass-Through Certificates, Series 2004-4CB).


                                  CWALT, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                         333-110343        95-4449516
----------------------------            -----------      ----------------
(State of Other Jurisdiction            (Commission      (I.R.S. Employer
      of Incorporation)                 File Number)    Identification No.)

           4500 Park Granada
          Calabasas, California                         91302
    ---------------------------------          ----------------------
           (Address of Principal                      (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                           ---- --------

------------------------------------------------------------------------------

Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-4CB, GREENWICH CAPITAL MARKETS, INC. ("GREENWICH"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GREENWICH Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-4CB, BEAR, STEARNS & CO. INC. ("BEAR, STEARNS") has prepared certain materials (the "BEAR, STEARNS Computational Materials" for distribution to its potential investors. Although the Company provided GREENWICH and BEAR, STEARNS with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GREENWICH Computational Materials or the BEAR, STEARNS Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GREENWICH Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 25, 2004. The BEAR, STEARNS Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated February 25, 2004.


-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 26, 2004 and the prospectus supplement dated February 23, 2004, of CWALT, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-4CB.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1 GREENWICH Computational Materials filed on Form SE dated February 25,
2004

   99.2 BEAR, STEARNS Computational Materials filed on Form SE dated February 25, 2004

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.




                                                By: / s / Darren Bigby
                                                    ------------------------
                                                Darren Bigby
                                                Vice President


Dated:  February 25, 2004

                                 Exhibit Index



Exhibit                                                                    Page
-------                                                                    ----

99.1 GREENWICH Computational Materials filed on Form SE dated February 25,   6
     2004.

99.2 BEAR, STEARNS Computational Materials filed on Form SE dated            7
     February 25, 2004

                                 EXHIBIT 99.1

     GREENWICH Computational Materials filed on Form SE dated February 25,
2004.

                                 EXHIBIT 99.2

         BEAR, STEARNS Computational Materials filed on Form SE dated February 25, 2004.